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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported): June 11,
                                      2002.

                             SCHOOL SPECIALTY, INC.
                             ----------------------
             (Exact name of registrant as specified in its Charter)



   Wisconsin                     000-24385                     39-0971239
(State or other                ------------                    (IRS Employer
jurisdiction of                (Commission                   Identification No.)
incorporation)                 File Number)




                  W6316 Design Drive
                Greenville, Wisconsin                           54942
                ---------------------                         ---------
        (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:   (920) 734-5712

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Item 4.       Change in Registrant's Certifying Accountant.
              --------------------------------------------

On June 11, 2002, School Specialty, Inc. (the "Company") dismissed Arthur Andersen LLP as its independent auditors. The report of Arthur Andersen LLP on the Company's financial statements for the fiscal year ended April 28, 2001 did not contain an adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles. During the fiscal year ended April 28, 2001 and during the subsequent period through June 11, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. During the fiscal year ended April 28, 2001 and during the subsequent period through June 11, 2002, there were no reportable events (as defined in Item 304 (a)(1)(v) of the Regulation S-K).

The Company provided Arthur Andersen LLP with a copy of the disclosures it is making herein prior to the filing of this Current Report on Form 8-K with the Securities and Exchange Commission (the "SEC") and requested that Arthur Andersen LLP furnish the Company a letter addressed to the SEC stating whether Arthur Andersen LLP agrees with the statements made by the Company herein. Arthur Andersen LLP's letter, dated June 11, 2002, is attached as Exhibit 16.1 hereto.

Simultaneously with the dismissal of Arthur Andersen LLP, the Company engaged Deloitte & Touche LLP to act as its independent auditors. During the fiscal year ended April 28, 2001 and subsequent period through June 11, 2002, the Company has not consulted with Deloitte & Touche LLP regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Audit Committee of the Company's Board of Directors (the "Board") recommended to the Board and the Board thereafter authorized management to dismiss Arthur Andersen LLP and to engage Deloitte & Touche LLP as the Company's independent auditors on the date deemed appropriate by Company management. Company management dismissed Arthur Andersen LLP and engaged Deloitte & Touche LLP on June 11, 2002. This change is also effective for the School Specialty, Inc. 401(k) Plan.

Item 7.    Financial Statements and Exhibits
           ---------------------------------

    (a)    Not applicable
    (b)    Not applicable
    (c)    The following exhibit is filed with this report:


                                       2

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        Exh. No.              Description
        --------              -----------

        16.1 Letter from Arthur Andersen LLP, dated June 11, 2002 to the Securities and Exchange Commission.


                                       3

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             SCHOOL SPECIALTY, INC.

                             (Registrant)

          06/11/2002         /s/ David J. Vander Zanden
          ----------         ----------------------------------
          Date               David J. Vander Zanden
                             Interim Chief Executive Officer,
                             President, Chief Operating Officer
                             (Principal Executive Officer)


          06/11/2002         /s/ Mary M. Kabacinski
          ----------         ----------------------------------
          Date               Mary M. Kabacinski
                             Executive Vice President, Chief Financial Officer
                             (Principal Financial and Accounting Officer)

                                       4

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                                  EXHIBIT INDEX


Exh. No.  Description
--------  -----------

16.1 Letter from Arthur Andersen LLP, dated June 11, 2002, to the Securities and Exchange Commission.

                                       5